UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 5, 2003




                               NEKTAR THERAPEUTICS
             (Exact name of Registrant as specified in its charter)





        Delaware                    0-23556                 94-3134940
(State or other jurisdiction     (Commission             (IRS Employer
   of incorporation)             File Number)           Identification No.)




                               150 Industrial Road
                          San Carlos, California 94070
              (Address of principal executive offices and Zip Code)


       Registrant's telephone number, including area code: (650) 631-3100


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Item 12. Results of Operations and Financial Condition

On November 5, 2003, Nektar Therapeutics issued a press release announcing results for the quarter ended September 30, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information in this report, including the exhibit hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by Nektar Therapeutics, whether made before or after the date hereof, regardless of any general incorporation language in such filing.



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                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             By:                 /s/ AGIT S. GILL
                                                   Ajit S. Gill
                                        -----------------------------------
                                             Chief Executive Officer,
                                              President and Director

                             Date:      November 5, 2003

                             By:                  /s/ AJAY BANSAL
                                                    Ajay Bansal
                                        -----------------------------------
                                         Chief Financial Officer and Vice
                                              President, Finance and
                                                  Administration

                             Date:      November 5, 2003



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                                  EXHIBIT INDEX

Exhibit  Description
No.

99.1     Earnings Press Release of Nektar Therapeutics dated November 5, 2003.